PL Portfolio Optimization Moderate-Aggressive Fund Class: A (PODAX), B (PODBX), C (PODCX), R (PODRX)	Summary Prospectus July 1, 2012

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.pacificlife.com/pacificlifefunds.htm. You can also get this information at no cost by calling customer service at (800) 722-2333 (select Option 2) or by sending an e-mail request to PLFdocumentrequest@pacificlife.com. The fund’s prospectus and statement of additional information, both dated July 1, 2012, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, telephone number, or e-mail address noted above.

Investment goal – This fund seeks moderately high, long-term capital appreciation with low, current income.

Fees and expenses
The table that follows describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Pacific Life Funds. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section in this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	B	C	R
Management Fee	0.20%	0.20%	0.20%	0.20%

Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%

Other Expenses	0.27%	0.27%	0.27%	0.27%

Acquired Funds Fees and Expenses	0.79%	0.79%	0.79%	0.79%

Total Annual Fund Operating Expenses	1.51%	2.26%	2.26%	1.76%

Expense Reimbursement[1]	(0.12%)	(0.12%)	(0.12%)	(0.12%)

Total Annual Fund Operating Expenses after Expense Reimbursement	1.39%	2.14%	2.14%	1.64%

[1]	The investment adviser has contractually agreed to limit certain “fund operating expenses” incurred by the fund that exceed an annual rate of 0.15% through 6/30/2015, and 0.30% from 7/1/2015 through 6/30/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Pacific Life Funds. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the fund to exceed the expense cap.

Examples
The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other funds of Pacific Life Funds or other mutual funds. Each example assumes that you invest $10,000 in the noted share class of the fund for the time periods indicated, that your investment has a 5% return each year, and that the fund’s annual operating expenses remain as stated in the previous table throughout the periods shown, except for the expense caps, which are only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	B	C	R
1 year	$684	$717	$317	$167

3 years	$966	$1,070	$670	$517

5 years	$1,294	$1,375	$1,175	$919

10 years	$2,222	$2,376	$2,565	$2,042

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	B	C	R
1 year	$684	$217	$217	$167

3 years	$966	$670	$670	$517

5 years	$1,294	$1,175	$1,175	$919

10 years	$2,222	$2,376	$2,565	$2,042

Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual fund operating expenses or in the Examples, affect the fund’s performance. During the most recent fiscal year, the fund’s turnover rate was 7.52% of the average value of the fund.

Principal investment strategies
The fund seeks to achieve its investment goal through a strategy of allocating its assets to diverse investment styles within the two major asset classes of equity and debt securities. Under normal market conditions, the fund maintains a balance between the two major asset classes of equity and debt by allocating its assets in the following target amounts:

	Asset Class
Fund	Debt	Equity

PL Portfolio Optimization Moderate-Aggressive Fund	20%	80%

The fund is a “fund of funds” that invests primarily in a combination of other mutual fund portfolios of the Pacific Life Funds (Underlying Funds). Within the broad asset classes of equity and debt, the fund diversifies its holdings by investing in Underlying Funds that represent a variety of investment styles and security types. The portion of the fund invested in equity securities may be allocated to Underlying Funds that, in turn, invest in equity securities that may include, among others:

•	Growth, value and “core” stocks;

•	Market capitalizations that represent large-, mid- and small- sized companies;

•	Stocks of companies with a history of paying dividends;

•	Sector funds;

•	Domestic and international stocks, including emerging market stocks.

The portion of the fund invested in debt securities may be allocated to Underlying Funds that, in turn, invest in debt securities that may include, among others:

•	Investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities;

•	International debt securities, which may include emerging market debt;

•	Debt instruments of varying duration;

•	High-yield bonds;

•	Floating rate loans;

•	Inflation-indexed bonds; and

•	Money market instruments.

The fund may also, at any time, invest in Underlying Funds that hold other equity or debt securities. Underlying Funds may seek investment exposure through direct investments in securities or through derivatives. The fund may invest a significant portion of its assets in any single Underlying Fund. The fund will be as fully invested, as practical, although it may maintain liquidity reserves to meet redemption requests.

The asset class targets shown above are targets and the actual amounts invested in the two major asset classes may vary because of market movements or tactical decisions made by the investment adviser (PLFA); however, the fund’s assets allocated to the two major asset classes are not normally expected to vary by more than 10% from the asset class target amounts. When determining which Underlying Fund corresponds to the selected investment styles and security types, PLFA takes into account that an Underlying Fund may utilize more than one investment style and may invest in more than one type of security.

A two-step asset allocation process is used to construct the funds. The process begins by developing the fund’s target blend between the two broad asset classes and underlying investment styles within each broad asset class. This is then followed by determining target allocations among the various Underlying Funds in order to produce the desired risk/return profile. PLFA’s allocations among the Underlying Funds are determined using this asset allocation process which seeks to optimize returns for the fund by allocating among different asset classes given the desired risk/return profile of the fund. Periodically, PLFA will re-evaluate the fund’s allocations to the various Underlying Funds and may update the fund’s target allocations to such Underlying Funds at that time. PLFA may change the target allocations among asset classes and investment styles and/or the allocations to the Underlying Funds from time to time, based on PLFA’s assessment of market conditions or other factors.

When investing purchase proceeds and meeting redemptions for the fund, PLFA may use a methodology to identify assets to be purchased or sold by the fund that factors in the target allocations and the current allocations of the fund. This methodology is intended to help maintain target allocations, although there is no assurance that the fund will maintain its target allocations using this methodology.

For additional information about the fund’s investment strategies, the names and investment strategies of the Underlying Funds in which the fund may invest and where to obtain information about the fund’s investments in the Underlying Funds as of the most recent month end, please see the Additional Information About Investments, Strategies and Risks section in this prospectus.

Principal risks
As with any mutual fund, the value of the fund’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The fund may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the fund. For example, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions.

Principal risks from holdings in Underlying Funds

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the fund’s investment goal, which could have an adverse impact on the fund’s performance generally, relative to other funds with similar investment goals or relative to its benchmark.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency. Currency risk may also entail some degree of liquidity risk, particularly in emerging market currencies.

•	Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans), may be relatively greater than for investment grade securities.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to risk of default or bankruptcy of the counterparty. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the fund a higher risk of price volatility than investments in “undervalued” companies.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them generally more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of a fund that emphasizes companies with smaller market capitalizations.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the fund to lose more than the principal amount invested. Leverage can magnify the fund’s gains and losses and therefore increase its volatility.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the fund holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair fund management and have unexpected consequences on particular markets, strategies, or investments.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Price Volatility Risk: The market value of the fund’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of investments in emerging market countries may be greater than for investments in U.S. and certain developed markets.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Small Number of Holdings Risk: A fund with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Fund performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the performance of the fund from year-to-year and by showing how the fund’s returns compare to four broad-based benchmark indexes, which provide broad measures of market performance and correspond to four asset classes (domestic equity, international equity, fixed income and cash equivalents) that may be allocated to by the fund. The bar chart shows the performance of the fund’s Class A shares. The fund’s returns are also compared to its composite benchmark, which is comprised of up to the four broad-based indexes shown based on the target allocations for the fund that were in effect through the periods shown.

Past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Sales loads are not reflected in the chart below. If these amounts were reflected, returns would be lower. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Year by year total return (%)
as of December 31 each year

Class A return for the period 1/1/12 through 3/31/12: 10.90%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 17.90%; Q4 2008: (19.25%)

Average annual total returns
For the periods ended December 31, 2011

				Since
	Inception			Inception
Share class	date	1 year	5 years	date
A (before taxes)	12/31/03	(7.41%)	(0.53%)	3.32%

A (after taxes on distributions)	12/31/03	(7.56%)	(1.06%)	2.78%

A (after taxes on distributions and sale of shares)	12/31/03	(4.61%)	(0.60%)	2.69%

B (before taxes)	12/31/03	(7.61%)	(0.51%)	3.39%

C (before taxes)	12/31/03	(3.77%)	(0.13%)	3.38%

R (before taxes)	9/30/05	(2.28%)	0.39%	2.84%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)	12/31/03	2.11%	(0.25%)	3.63%

MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	12/31/03	(12.14%)	(4.72%)	3.87%

Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	12/31/03	7.84%	6.50%	5.44%

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	12/31/03	0.10%	1.49%	2.08%

PL Portfolio Optimization Moderate-Aggressive Composite Benchmark (reflects no deductions for fees, expenses or taxes)	12/31/03	(0.09%)	0.44%	4.24%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

Fund management
Investment Adviser – Pacific Life Fund Advisors LLC. The primary person(s) responsible for day to day management of the fund are:

Portfolio Manager and
Primary Title with Investment Adviser	Experience with Fund

Howard T. Hirakawa, CFA, Vice President	Since 2003
Carleton J. Muench, CFA, Assistant Vice President	Since 2006

Purchase and sale of shares
Once you have established an account, you may generally purchase or redeem shares of the fund on any business day by mail (Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Life Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone by calling customer service at (800) 722-2333 (select Option 2) or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class A, B and C shares, the minimum initial investment is $1,000, and the minimum subsequent investment is $50. There is no minimum initial or subsequent investment for Class R shares because they are generally only available to certain employer-sponsored retirement, savings or benefit plans. For Class I shares, the minimum initial investment is $500,000, with no subsequent investment minimum. Class I shares are only available to eligible investors. There is no minimum initial or subsequent investment for Advisor Class shares because they are only available to investors in fee-based advisory programs (“wrap accounts”). All classes are not available for direct investment for all funds. Pacific Life Funds reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.

Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after an authorized designee receives, or the transfer agent receives at its processing location in Westborough, MA, the order in proper form.

Tax information
The funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to financial intermediaries
If you purchase shares of a fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the fund and its related companies may pay the broker-dealer or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.